Vanguard® Short-Term Treasury Fund
Schedule of Investments (unaudited)
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (96.2%)
U.S. Government Securities (92.5%)
	United States Treasury Note/Bond	0.750%	12/31/23	243,000	232,217
	United States Treasury Note/Bond	0.125%	1/15/24	118,700	112,394
[1]	United States Treasury Note/Bond	0.875%	1/31/24	307,000	292,801
	United States Treasury Note/Bond	2.250%	1/31/24	78,500	76,206
	United States Treasury Note/Bond	2.500%	1/31/24	94,400	91,907
	United States Treasury Note/Bond	2.125%	2/29/24	84,600	81,851
	United States Treasury Note/Bond	0.250%	3/15/24	105,000	98,880
	United States Treasury Note/Bond	2.250%	3/31/24	95,000	91,868
	United States Treasury Note/Bond	0.375%	4/15/24	83,300	78,302
	United States Treasury Note/Bond	2.000%	4/30/24	60,000	57,684
	United States Treasury Note/Bond	2.250%	4/30/24	143,000	138,040
[2]	United States Treasury Note/Bond	2.500%	4/30/24	274,000	265,523
	United States Treasury Note/Bond	0.250%	5/15/24	100,000	93,500
	United States Treasury Note/Bond	2.500%	5/15/24	80,000	77,425
	United States Treasury Note/Bond	2.000%	5/31/24	175,000	167,973
	United States Treasury Note/Bond	0.250%	6/15/24	88,000	82,019
	United States Treasury Note/Bond	3.000%	6/30/24	76,000	74,017
	United States Treasury Note/Bond	1.750%	7/31/24	130,000	123,784
	United States Treasury Note/Bond	3.000%	7/31/24	150,000	145,992
	United States Treasury Note/Bond	0.375%	8/15/24	172,000	159,584
	United States Treasury Note/Bond	2.375%	8/15/24	85,000	81,733
	United States Treasury Note/Bond	1.875%	8/31/24	90,000	85,711
	United States Treasury Note/Bond	0.375%	9/15/24	72,000	66,645
	United States Treasury Note/Bond	0.750%	11/15/24	255,600	236,909
	United States Treasury Note/Bond	2.250%	11/15/24	63,000	60,244
	United States Treasury Note/Bond	2.125%	11/30/24	90,000	85,697
	United States Treasury Note/Bond	1.125%	1/15/25	100,000	92,937
	United States Treasury Note/Bond	2.500%	1/31/25	57,400	54,943
	United States Treasury Note/Bond	1.500%	2/15/25	226,688	211,954
	United States Treasury Note/Bond	1.125%	2/28/25	122,000	113,002
	United States Treasury Note/Bond	1.750%	3/15/25	387,000	363,538
	United States Treasury Note/Bond	2.625%	4/15/25	58,000	55,526
	United States Treasury Note/Bond	0.375%	4/30/25	107,000	96,902
	United States Treasury Note/Bond	2.125%	5/15/25	15,000	14,152
	United States Treasury Note/Bond	0.250%	5/31/25	163,000	146,394
	United States Treasury Note/Bond	3.000%	7/15/25	70,100	67,515
	United States Treasury Note/Bond	2.000%	8/15/25	60,000	56,156
	United States Treasury Note/Bond	0.250%	8/31/25	150,000	133,406
	United States Treasury Note/Bond	2.750%	8/31/25	35,000	33,420
	United States Treasury Note/Bond	3.500%	9/15/25	63,000	61,415
	United States Treasury Note/Bond	4.250%	10/15/25	150,000	149,227
	United States Treasury Note/Bond	0.250%	10/31/25	114,000	100,747

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	United States Treasury Note/Bond	2.250%	11/15/25	33,300	31,234
	United States Treasury Note/Bond	0.375%	11/30/25	191,000	168,886
	United States Treasury Note/Bond	0.375%	12/31/25	20,000	17,641
	United States Treasury Note/Bond	0.375%	1/31/26	20,000	17,569
	United States Treasury Note/Bond	0.500%	2/28/26	164,000	144,243
	United States Treasury Note/Bond	0.750%	3/31/26	87,000	76,995
	United States Treasury Note/Bond	0.750%	4/30/26	60,000	52,950
	United States Treasury Note/Bond	2.125%	5/31/26	12,000	11,104
	United States Treasury Note/Bond	0.625%	7/31/26	50,000	43,563
	United States Treasury Note/Bond	1.875%	7/31/26	110,000	100,530
	United States Treasury Note/Bond	1.500%	8/15/26	121,000	108,881
	United States Treasury Note/Bond	0.750%	8/31/26	70,500	61,555
	United States Treasury Note/Bond	1.125%	10/31/26	108,100	95,364
	United States Treasury Note/Bond	1.250%	12/31/26	135,000	119,285
	United States Treasury Note/Bond	2.250%	2/15/27	100,000	91,875
	United States Treasury Note/Bond	2.750%	4/30/27	41,000	38,425
	United States Treasury Note/Bond	2.250%	8/15/27	50,000	45,617
	United States Treasury Note/Bond	0.500%	8/31/27	100,000	83,687
	United States Treasury Note/Bond	1.250%	3/31/28	63,000	53,865
					6,273,409
Nonconventional Mortgage-Backed Securities (3.7%)
[3,4]	Fannie Mae REMICS	3.000%	9/25/50–2/25/52	116,617	89,231
[3,4]	Freddie Mac REMICS	2.000%	12/25/51	1,269	871
[3,4]	Freddie Mac REMICS	3.000%	11/25/50–2/25/52	72,494	55,841
[3]	Ginnie Mae	1.500%	5/20/51–12/20/51	6,195	4,750
[3]	Ginnie Mae	2.000%	11/20/51	7,175	4,720
[3]	Ginnie Mae	2.500%	9/20/51	13,230	10,428
[3]	Ginnie Mae	3.000%	11/20/50–12/20/51	104,432	80,097
[3]	Ginnie Mae	3.500%	11/20/51	2,441	1,933
					247,871
Total U.S. Government and Agency Obligations (Cost $6,830,487)					6,521,280
				Shares
Temporary Cash Investments (3.2%)
Money Market Fund (3.2%)
[5]	Vanguard Market Liquidity Fund (Cost $219,823)	3.117%		2,198,884	219,845
Total Investments (99.4%) (Cost $7,050,310)					6,741,125
			Maturity Date	Face Amount ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-1.4%)
[3,4,6]	UMBS Pool	3.000%	12/1/26	(100,000)	(84,828)

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[3,4,6]	UMBS Pool	6.000%	11/14/52	(6,631)	(6,756)
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $96,442)					(91,584)
Other Assets and Liabilities—Net (2.0%)					132,777
Net Assets (100%)					6,782,318
Cost is in $000.
1	Securities with a value of $336,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $8,586,000 have been segregated as initial margin for open futures contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2022.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2022	1,324	270,603	40
5-Year U.S. Treasury Note	December 2022	1,280	136,440	(359)
Ultra 10-Year U.S. Treasury Note	December 2022	194	22,501	(59)
				(378)

Short Futures Contracts
10-Year U.S. Treasury Note	December 2022	(260)	(28,754)	254
Long U.S. Treasury Bond	December 2022	(167)	(20,124)	185
Ultra Long U.S. Treasury Bond	December 2022	(1,263)	(161,230)	1,202
				1,641
				1,263
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At October 31, 2022, counterparties had deposited in segregated accounts cash of $3,840,000 in connection with TBA transactions.
C. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
D. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).

E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	6,521,280	—	6,521,280
Temporary Cash Investments	219,845	—	—	219,845
Total	219,845	6,521,280	—	6,741,125
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	91,584	—	91,584
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,681	—	—	1,681
Liabilities
Futures Contracts[1]	418	—	—	418
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.